EXHIBIT 10.23


                                    EXHIBIT C
                                 FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD RESALE OR DISTRIBUTION. THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                                   TCPI, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.:000                                       Number of Shares Issuable:
Date of Issuance:

         TCPI, Inc., a Florida corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, that __________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 5:00 P.M. Eastern Standard Time on the Expiration Date (as defined herein) _________ fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the Warrant Exercise Price per share provided in Section l(b) below;

         Section 1.

         (a) Letter Agreement. This Warrant is one of the warrants (the " Warrants") issued pursuant to the terms of Placement Agent Agreement between the Company and The May Davis Group, dated August 28, 2000.

         (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

         (i) "Common Stock" means (i) the Company's common stock, no par value per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

         (ii) "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 8(b)(i) and 8(b)(ii) hereof regardless of whether the Options (as defined below) are actually exercisable or convertible at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the Warrants.

         (iii) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable for Common Stock.

         (iv) "Expiration Date" means the date five (5) years from the date of the issuance of the Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York (a "Holiday"), the next preceding date that is not a Holiday.

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         (v)    "Forced Conversion" The Company has the right to force
conversion of the Warrant if Closing Bid Price of the Company's common stock closes at $3.00 or higher for ten (10) consecutive trading days.

         (vi) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

         (vii)  "Other Securities" means other Warrants.

         (viii) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         (ix) "Principal Market" means the the Nasdaq National Market, the Nasdaq SmallCap Market, Bulletin Board, Over the Counter Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         (x)    "Securities Act" means the Securities Act of 1933, as amended.

         (xi) "Warrant" shall mean this warrant and all warrants issued in exchange, transfer or replacement of any thereof.

         (xii)  "Warrant Exercise Price" shall be equal to $ 1.50.

         (b)    Other Definitional Provisions.

                (i) Except as otherwise specified herein, all references herein
         (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                (ii) When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         Section 2.        Exercise of Warrant.

         (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any business day or after the opening of business on the date hereof and prior to 11:59 P.M. Eastern Standard Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or by check or wire transfer, or (B) by notifying the Company that it should subtract from the number of Warrant Shares Issuable to the holder upon such exercise an amount of warrant shares having a last reported sale price (as reported by Bloomberg) or fair market value on the date immediately preceding the date of the subscription notice equal the Aggregate Exercise Price of the Warrant shares for which this warrant is being exercised (a "Cashless Exercise"), and (iii) the surrender of this Warrant, to a common carrier for delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft, or destruction); provided that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by the holder hereof and registered in the name of, or as directed by, the holder, shall be delivered at the Company's expense to, or as

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directed by, such holder as soon as practicable after such rights shall have been so exercised, and in any event no later than two (2) business days after the Company's receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii) (A) above or notification to the Company of a Cashless exercise referred to in clause (ii) (B) above, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Warrant Exercise Price or the Average Market Price of a security or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within two
(2) business days of receipt of the holder's subscription notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or Average Market Price or arithmetic calculation of the Warrant Shares within two (2) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Average Market Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error and the Company shall be liable for the costs and expenses related to such determination or calculation.

         (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in any event no later than five (5) business days after any exercise and at its own expense, issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed for all corporate purposes to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and any applicable taxes is made, irrespective of the date of delivery of certificates evidencing such Warrant Shares, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open. Upon presentation of a duly executed Subscription Form in the Form of Exhibit A to this Warrant, the holder shall be entitled to exercise this Warrant in whole or in part, if the holder shall have previously exercised and surrendered this Warrant and the Company shall not have issued a new Warrant representing the number of shares issuable following such prior exercise.

         (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

         (d) If the Company shall fail for any reason or for no reason to issue to holder on a timely basis as described under this Section 2, a certificate for the number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant or a new Warrant for the number of shares of common stock to which such holder is entitled pursuant to section 2(b) hereof, the Company shall, in addition to any other remedies under this Agreement or otherwise available to such holder pay as additional damages in cash to such holder for each day such issuance is not timely effected an amount equal to .25% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis and to which the holder is entitled and/or, the number of shares represented by the portion of this Warrant which is not being converted, as the case may be, and (B) the sum derived by subtracting (1) the Warrant exercise price then in effect, from (2) the average of the Closing Bid Price of the Common Stock on the last possible date which the Company could have issued Common Stock or Warrant, as the case may be, to the holder without violating this Section 2.

         (e) The Company shall not affect any exercise of any Warrant and no holder of any Warrant shall have the right to exercise any Warrant pursuant to
Section 2 to the extent that after giving effect to such exercise such person (together with such Persons affiliates) (A) would beneficially own in excess of 4.9% of the outstanding shares of Common Stock following such conversion and (B) would have acquired, through exercise of any Warrant or otherwise, in excess of 4.9% of the outstanding shares of the Common Stock following such exercise during the 60-day period ending on and including such

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exercise date. For purposes of the foregoing sentence, the number of shares of
Common Stock beneficially owned by a person and its affiliates or acquired by a person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon the exercise of the Warrants with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non exercisable Warrants beneficially owned by such person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to limitation on conversion or exercise analogous to the limited contained herein beneficially owned by such Person and its affiliates. Excepts as set forth in the preceding sentence, for purposes of this section 2(e), beneficial ownership shall be calculated in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary contained herein, each Exercise Notice shall constitute a representation by the holder submitting such Exercise Notice that, after giving effect to such Exercise Notice (A) the holder will not beneficially own (as determined in accordance with this Section 2(e)) and (B) during the 60-day period ending on and including such exercise date, the holder will not have acquired, through exercise of any Warrant or otherwise, a number of shares of Common Stock in excess of 4.9% of the outstanding shares of Common Stock as reflected in the Company's most recent Form 10-Q or Form 10-K, as the case may be, or more recent public release or other public notice by the Company setting forth the number of Shares of Common Stock outstanding, but after giving effect to exercise of any Warrant by such holder since the date as of which such numbers of outstanding shares of the Common Stock was reported.

         Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

         (a) This Warrant is, and any Debenture Share Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

         (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         (d) The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, or over-the-counter-bulletin board upon which shares of Common Stock are then listed or quoted (subject to official notice of the over-the-counter bulletin board of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list or obtain quotation on each such national securities exchange, automated quotation system or over-the-counter bulletin board, as the case may be, and shall maintain such listing in quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange, automated quotation system or over-the-counter bulletin board.

         (e) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. No impairment of the designations, preferences and rights of the Debenture Shares contained in the Certificate of Designations or any waiver thereof which has an adverse effect on the rights granted hereunder shall be given effect until the Company has taken appropriate action (satisfactory to the holders of Debenture Share Warrants representing a majority of the shares of Common Stock issuable upon the exercise of such Debenture Share Warrants then outstanding) to avoid such adverse effect with respect to this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

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          (f) This Warrant will be binding upon any entity succeeding to the
Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

          (g) If at any time the Company proposes to file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its Securities (other than on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans the Company shall promptly send to the Holder's written notice of the Company's intention to file a registration statement and of the holder's rights under this section and, if within twenty (20) days after receipt of such notice, the holder hereof shall so request in writing, the Company shall include in such registration statement all or any part of the Common Stock underlying this Warrant the holder requests to be registered. If a registration pursuant this section is to be an underwritten public offering and the managing underwriters advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Company common stock which may be included in the registration statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall included in such registration : (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities requested to be registered by the holder hereof and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration.

         Section 4. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any permitted transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

         Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant.

         In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents (and any assignor shall represent) that it is acquiring this Warrant and the Warrant Shares for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution hereof, and not with any present intention of distributing any of the same. The holder of this Warrant further represents (and any assignor shall represent), by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor"). Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States Federal or state securities laws.

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         Section 7.        Ownership and Transfer.
                           ----------------------

         (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permissible transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

         (b) This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of Exhibit B attached hereto; provided, however, that any transfer or assignment shall subject to the conditions set forth in Section 6 above and Section 7(c) below.

         (c) The holder of this Warrant understands that this Warrant has not been and is not expected to be, registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) such holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration. Any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and neither the Company nor any other person is under any obligation to register the Debenture Share Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder except as set forth in Section 7(d) below.

         (d) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement dated as of August [ ] , 2000, by and between the Company and the Buyers listed on the signature page thereto (the "Registration Rights Agreement") and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

         Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the Number of Shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

         (a) Adjustment of Warrant Exercise Price and Number of Shares Upon Issuance of Common Stock. If and whenever on or after the date of issuance this Warrant, the Company issues or sells, or in accordance with Section 8(b) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Option Plan, including employee benefit stock option plans and 401k plans and issuance of stock pursuant to agreements with RGC International Investors LDC and its affiliates, the May Davis Group, its clients and affiliates and Swartz Private Equity, LLC, or upon exercise or conversion of the Other Securities) for a consideration per share less than the Warrant Exercise Price in effect immediately prior to such time (the "Applicable Price"), then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to (A) Warrant Exercise Price multiplied by the quotient of (D) price per share of the new issuance divided by (C) the Market Price or (E) the Applicable Price(E=A(D/C, where E equals the "Adjusted Exercise Price"). Upon each such adjustment of the Warrant Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by dividing (H) the number of share Warrants by the sum of 1 minus the quotient of (F) the number of shares of the new issuance divided by the sum of (B) the number of shares outstanding prior to any additional issuance and (F) the number of shares of the new issuance. (G=H/(1-(F/(B+F), where G equals the "Adjusted Number of Warrant Shares").

         (b) Effect of Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

              (i) Issuance of Options. If the Company in any manner grants any Options and the lowest Price for which one share of Common Stock is issuable upon the exercise of any such Option or upon Conversion or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company a t the time of the granting or sale of

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such option for such price per share. For purposes of this Section 8(b)(i), the
"lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 8(b)(i) to the extent that such adjustment is based solely on the fact that the Convertible Securities issuable upon exercise of such Option are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock.

              (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issues and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of Section 8(b)(ii), the "lowest price per share for which one share of Common Stock issuable upon such conversion or exchange" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion or exchange of such convertible security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the foregoing, no adjustment shall be made pursuant to this Section 8(b)(ii) to the extent that such adjustment is based solely on the fact that such Convertible Securities are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock.

              (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock acquirable hereunder shall be correspondingly readjusted. For purposes of this
Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

         (c ) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price Under Sections 8(a) and 8(b), the following shall be applicable:

              (i) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of the other securities of the Company, together compromising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or Convertible Securities are issued or sold for a cash consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the market price of such securities, in which case the amount of consideration received by the Company will be the market price of such securities for the twenty (20) consecutives trading days immediately preceding the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, in connection with any merger in which the Company the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants Outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined with five (5) business days after the tenth (10) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne by the Company.

              (ii) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (d) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased.

         (e) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other transaction)(a "Distribution"), at any time after the issuance of this Warrant, then, in each case:

              (i) the Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a Fraction of which (A) the numerator shall be the Closing bid price on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing bid price on the trading day immediately preceding such record date; and

              (ii) either (A) the number of Warrant Shares obtainable upon exercise of this warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the Event that the Distribution is of Common Stock of the Company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

         (f) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), than the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants, provided that no such adjustment will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

         (g)      Notices.

                  (i) Immediately upon any adjustment of the Warrant Exercise Price pursuant to this Section 8, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company will give written notice to the holder of this Warrant at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, except that in no event shall such notice be provided to such holder prior to such information being made known to the public.

                (iii) The Company will also give written notice to the holder of this Warrant at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

         Section 9. (a) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                    (b) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Warrants then outstanding) to insure that, upon the consummation of such Organic Change, each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of the Common Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of the Warrants had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 8(b) will thereafter be applicable to the Warrants.

         Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an indemnification undertaking, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

         Section 11. Notice. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

              If to the Company:      TCPI, Inc.
                                      3341 S.W. 15th Street
                                      Pompano Beach, Fl 33069
                                      Attention:  Walter V. Usinowicz, Jr.
                                      Chief Financial Officer
                                      Telephone:   (954) 979-0400
                                      Facsimile:   (954) 979-6125

              With a copy to:         Jay E. Eckhaus, Esq.
                                      3341 S.W. 15th Street
                                      Pompano Beach, Fl 33069
                                      Telephone:   (954) 979-0400
                                      Facsimile:   (954) 979-6125

                                      And

                                      Teddy D. Klinghoffer, Esq.
                                      Akerman, Senterfitt & Eidson, P.A.
                                      Suntrust International Center, 26th Floor
                                      One S.E. 3rd Avenue
                                      Miami, FL  33131-1714

         If to a holder of this Warrant, to it at the address set forth below such holder's signature on the signature page hereof. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

         Section 12. Amendments. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought.

         Section 13. Date. The date of this Warrant is August [ ] , 2000. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

         Section 14. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omitted to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding, provided that no such action may increase the Warrant Exercise Price of the Warrants or decrease the number of shares or class of stock obtainable upon exercise of any warrants with out the written consent of the holder of such warrant.

         Section 15. Descriptive Headings; Governing Law. The descriptive headings of the several sections of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of New York, without giving effect to any choice of law or conflict of law provision .

         This Warrant has been duly executed by the Company as of the date first set forth above.

                             TCPI, INC.

                             By:
                                 -----------------------------------------------
                             Name:    Walter V. Usinowicz, Jr.
                             Title:   Vice President and Chief Financial Officer



[HOLDER]

By:
     -------------------------------------
Name:
       -----------------------------------
Title:
       -----------------------------------
Address:
         ---------------------------------

         ---------------------------------

         ---------------------------------

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION

                      (Complete and sign only exercise of the Warrant in whole or in part.)

TO:      TCPI, Inc.
         The undersigned, the holder of the attached Warrant to which this Form of Subscription applies, hereby irrevocably elects to exercise the purchase rights represented by such warrant for and to purchase thereunder _______ shares of Common Stock, no par value per share (the "Shares"), from TCPI, Inc., (or such other securities issuable pursuant to the terms of the Warrant) and either:
(i) herewith makes payment of $_______ therefor in cash or by certified or official bank check or (ii) elects to make payment upon a cashless basis pursuant to Section 2(b) of the Warrant and hereby exercises ______ Warrants and the Average Market Price Per Share for purposes hereof is $_______. The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered t the address(es) as follows:

Name:
                              --------------------------------------------
Address:
                              --------------------------------------------

Social Security Number:
                              --------------------------------------------

Deliver to:
                              --------------------------------------------

Address:
                              --------------------------------------------



         This the foregoing subscription evidences an exercise of the Warrant to purchase fewer than all of the Shares (or other securities issuable pursuant to the terms of the Warrant) to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant (or other securities issuable pursuant to the terms of such warrant) in the name(s), and deliver the same to the address(es), as follow:

Name:
                               --------------------------------------------
Address:
                               --------------------------------------------
Dated:
                               --------------------------------------------


-----------------------------        --------------------------------------
(Name of Holder)                     (Social Security or Taxpayer Identification
                                     Number of Holder, if applicable)

-----------------------------
(Signature of Holder or Authorized
Signatory)


Signature Guaranteed:
                       ----------------------------------

                                    EXHIBIT B

                              FORM OF WARRANT POWER

         FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ____________________________________________ Federal Identification No.______, a
warrant to purchase shares of the capital stock of TCPI, Inc., a Florida corporation, represented by warrant certificate No._________, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ____________________________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:
       -----------------------

                                                     By:
                                                         -----------------------

                                                     Its:
                                                         -----------------------